                                                                      Exhibit 24


                             SECRETARY'S CERTIFICATE

         The undersigned certifies that he is the Secretary of AMR Corporation, a Delaware corporation (the "Company"), and that, as such, he is authorized to execute this Certificate on behalf of the Company. The undersigned further certifies that attached hereto as Exhibit A are true and correct copies of resolutions approved by the Board of Directors of the Company at a meeting of the Board of Directors duly called and held on November 18, 1998, and such resolutions have not been in any way amended, annulled, rescinded or revoked and are in full force and effect.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name this 1st day of December, 1998


                                                   /s/ CHARLES D. MARLETT
                                                   -----------------------------
                                                   Charles D. MarLett
                                                   Corporate Secretary

                                                                       Exhibit A

                   EXCERPTS OF MINUTES OF A REGULAR MEETING OF
                            THE BOARD OF DIRECTORS OF
                                 AMR CORPORATION

                                ----------------

                                NOVEMBER 18, 1998

         RESOLVED, that the Corporation be, and it hereby is, authorized to issue and sell, in one or more public offerings, debt securities, to be denominated when issued in U.S. dollars or any foreign currency or currencies or currency unit or units, consisting of debentures, notes and/or evidences of indebtedness representing unsecured obligations of the Corporation ("Debt Securities"), in an aggregate principal amount not to exceed U.S. $1,250,000,000 (or the equivalent thereof if Debt Securities are denominated in one or more foreign currencies or currency units or, if Debt Securities are issued at an original issue discount, such greater aggregate principal amount as shall result in proceeds in such amount), with such maturity dates, in such principal amounts, in such currencies or currency units, and at such interest rates (either on a fixed or floating basis) or original issue discounts or based on such index, formula or other method of determining the amounts of any payments, as applicable, and any such Debt Securities to be issued at such price or prices and at such time or times and to have such terms and provisions as may be approved by any officer of the Corporation who executes on behalf of the Corporation the agreements or instruments relating to any such Debt Securities, the execution thereof by any such officer being conclusive evidence of the due authorization and approval thereof by the Corporation;

         RESOLVED, that the Corporation be, and it hereby is, authorized to file with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 415 of the Rules and Regulations of the Commission, a Registration Statement on Form S-3 (the "Registration Statement") relating to $500,000,000 in aggregate principal amount of such Debt Securities, including the prospectus contained therein (the "Prospectus") (which Registration Statement constitutes a post-effective amendment to, and which Prospectus also relates to a remaining amount of $250,000,000 of Debt Securities previously registered under, a Registration Statement on Form S-3 (File No. 33-46325) and which Registration Statement also constitutes a post-effective amendment to, and which Prospectus also relates to a remaining amount of $500,000,000 of Debt Securities previously registered under, a Registration Statement on Form S-3 (File No. 33-52121)), under the Securities Act of 1933, as amended (the "1933 Act"), and one or more amendments (including, without limitation, pre- or post-effective amendments) or supplements to the Registration Statement or Prospectus previously filed under the 1933 Act, covering the offering of the Debt Securities, the Registration Statement to contain such information as may be approved by the officer or officers executing the same, the execution thereof by such officer or officers to be conclusive evidence of the due authorization and approval by the Corporation of the Registration Statement, a draft of which has been furnished to and reviewed by the members of the Board of Directors;

         RESOLVED, that each officer and director who may be required to sign and execute the Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Corporation, or as an officer or director of the Corporation, or otherwise), be and hereby is authorized to execute a power of attorney appointing Gerard J. Arpey, Anne H. McNamara, and Charles D. MarLett and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity the Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person;

         RESOLVED, that the set of resolutions entitled "General Financing Resolutions" adopted by the Board of Directors on January 15, 1992, as amended by the following resolution, be, and they hereby are, incorporated by reference in the foregoing resolutions to the extent such General Financing Resolutions are, or may be, applicable to the transactions contemplated by such resolutions; and

         RESOLVED, that John T. Curry, III, of Debevoise & Plimpton, counsel for the Corporation, be, and he hereby is, designated (in lieu of George B. Adams and John B. Brady, Jr., both also of Debevoise & Plimpton) to act on behalf of the Corporation as agent for service in respect of matters relating to the Registration Statement, with all of the powers enumerated in Rule 478 of the Rules and Regulations of the Commission under the 1933 Act and that the resolution relating to the designation of agents for service contained in the Corporation's General Financing Resolutions adopted by the Board of Directors on January 15, 1992 be amended and restated in its entirety as follows:

                  "RESOLVED, that Anne H. McNamara, Senior Vice President and General Counsel of the Corporation, and John T. Curry, III, of Debevoise & Plimpton, counsel for the Corporation, be and each of them hereby is, designated to act on behalf of the Corporation as agent for service in respect of all matters relating to each Registration Statement, with all of the powers enumerated in Rule 478 of the Rules and Regulations of the Commission under the 1933 Act."

                                POWER OF ATTORNEY

         The undersigned, Chairman of the Board, President and Chief Executive Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                            /s/ DONALD J. CARTY
                                           ------------------------------------
                                           Donald J. Carty

Witness:


 /s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                            /s/ MAURICE SEGALL
                                           ------------------------------------
                                           Maurice Segall

Witness:


 /s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, Senior Vice President and Chief Financial Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                            /s/ GERARD J. ARPEY
                                           ------------------------------------
                                           Gerard J. Arpey

Witness:


 /s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                            /s/ ANN D. MCLAUGHLIN
                                           ------------------------------------
                                           Ann D. McLaughlin

Witness:


 /s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                             /s/ JUDITH RODIN
                                            ------------------------------------
                                            Judith Rodin

Witness:


 /s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                             /s/ EDWARD A. BRENNAN
                                            ------------------------------------
                                            Edward A. Brennan

Witness:


 /s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                             /s/ EARL G. GRAVES
                                            ------------------------------------
                                            Earl G. Graves

Witness:


 /s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                             /s/ DEE J. KELLY
                                            ------------------------------------
                                            Dee J. Kelly

Witness:


/s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                             /s/ DAVID L. BOREN
                                            ------------------------------------
                                            David L. Boren

Witness:


/s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                             /s/ CHARLES H. PISTOR, JR.
                                            ------------------------------------
                                            Charles H. Pistor, Jr.

Witness:


/s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,250,000,000 (or the equivalent of U.S. $1,250,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $1,250,000,000 to the Corporation (the "Debt Securities"), such Debt Securities to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of November, 1998.


                                             /s/ CHARLES T. FISHER, III
                                            ------------------------------------
                                            Charles T. Fisher, III

Witness:


/s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett